UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2021

Advantage Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue, Suite 1000
Irvine, CA		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 797-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	The NASDAQ Stock Market LLC
Warrants to purchase Class A common stock	ADVWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 13, 2021, the board of directors of Advantage Solutions Inc. (the “Company”) amended and restated the Company’s Second Amended and Restated Bylaws (as amended, the “Third Amended and Restated Bylaws”), which updated a cross reference contained in Article XIII to that certain Amended and Restated Stockholders Agreement, dated October 27, 2020, by and among the Company and the other parties named therein, as amended and/or restated from time to time.

The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.08 – Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 – Other Events

The board of directors of the Company has established May 26, 2021 as the date of the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The time and location of the Annual Meeting will be as set forth in the Company’s proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission.

Pursuant to the Company’s Third Amended and Restated Bylaws, stockholders seeking to bring business before the Annual Meeting or to nominate candidates for election as directors at the Annual Meeting must deliver notice of such proposals or nominations to the principal executive offices of the Company, at 18100 Von Karman Avenue, Suite 1000, Irvine, California 92612, Attention: Corporate Secretary not later than the close of business on April 29, 2021. The notice must include all of the information required by the Third Amended and Restated Bylaws.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Advantage Solutions Inc., effective as of April 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2021

ADVANTAGE SOLUTIONS INC.

By:	/s/ Brian Stevens
Name:	Brian Stevens
Title:	Chief Financial Officer and Chief Operating Officer